SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 27, 2015, Columbus McKinnon (the “Company”) held its Annual Meeting of Stockholders.
At the Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of nine (9) directors, each of whom will serve as directors of the Company for terms of one (1) year and until their successors are elected and qualified; (ii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2016; (iii) the approval of the advisory vote on executive compensation, and (iv) the approval of the performance-based provisions of the Company's 2010 Long Term Incentive Plan.
Proposal 1: Election of Directors
The following table reflects the tabulation of the votes with respect to each director who was elected at the Annual Meeting:

Name	Votes For	Votes Withheld	Broker Non-Vote

Ernest R. Verebelyi	18,049,417	172,318	840,375
Timothy T. Tevens	18,071,110	150,625	840,375
Richard H. Fleming	17,990,551	231,184	840,375
Linda A. Goodspeed	18,071,482	150,253	840,375
Liam G. McCarthy	18,071,453	150,282	840,375
Heath A Mitts	18,100,103	121,632	840,375
Nicholas T. Pinchuk	18,070,853	150,882	840,375
Stephen Rabinowitz	18,054,131	167,604	840,375
R. Scott Trumbull	18,070,853	150,882	840,375
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2016:

Votes For	Votes Against	Abstained	Broker Non-Vote
18,634,124	59,005	368,981	—
Proposal 3: Advisory Vote on Executive Compensation
The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Vote
17,191,845	949,708	80,182	840,375
Proposal 4: Approval of the Performance-Based Provisions of the Company's 2010 Long Term Incentive Plan
The following table reflects the tabulation of the votes with respect to the approval of the performance-based provisions of the Company's 2010 Long Term Incentive Plan:

Votes For	Votes Against	Abstained	Broker Non-Vote
15,494,704	2,718,855	8,176	840,375

The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief
Financial Officer (Principal Financial Officer)

Dated:  July 29, 2015